                                                                    EXHIBIT 99.5

                               COMPUTATIONAL MATERIALS FOR
                               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)           SERIES 2005-SL3
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[359,443,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL3

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                    ABN AMRO
                                     TRUSTEE


                               OCTOBER [27], 2005



--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                               COMPUTATIONAL MATERIALS FOR
                               MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)           SERIES 2005-SL3
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of the securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

------------------------------------------------------------------------------------------------------------------------------------
                                      0 CPR                                24 CPR                                30 CPR
Period Date                Principal          Balance           Principal         Balance            Principal           Balance
Total                   104,902,000.00                        104,902,000.00                       104,902,000.00
------------------------------------------------------------------------------------------------------------------------------------
     0    10-Nov-05               0.00     104,902,000.00              0.00     104,902,000.00               0.00     104,902,000.00
     1    25-Nov-05       1,047,547.84     103,854,452.16      5,295,779.99      99,606,220.01       6,550,006.62      98,351,993.38
     2    25-Dec-05         825,080.53     103,029,371.64      4,956,499.17      94,649,720.84       6,139,528.51      92,212,464.86
     3    25-Jan-06         813,432.12     102,215,939.52      4,831,130.74      89,818,590.10       5,945,979.10      86,266,485.76
     4    25-Feb-06         816,787.98     101,399,151.54      4,723,038.27      85,095,551.83       5,772,394.78      80,494,090.98
     5    25-Mar-06         864,869.75     100,534,281.79      4,659,204.82      80,436,347.01       5,644,906.64      74,849,184.34
     6    25-Apr-06         823,723.73      99,710,558.06      4,514,412.15      75,921,934.85       5,440,682.51      69,408,501.83
     7    25-May-06         841,925.23      98,868,632.83      4,426,972.95      71,494,961.91       5,295,074.03      64,113,427.80
     8    25-Jun-06         830,595.87      98,038,036.96      4,315,153.73      67,179,808.18       5,128,254.40      58,985,173.40
     9    25-Jul-06         848,725.74      97,189,311.22      4,231,770.00      62,948,038.18       4,991,292.09      53,993,881.31
    10    25-Aug-06         336,742.55      96,852,568.67      4,124,949.01      58,823,089.17       4,834,093.40      49,159,787.91
    11    25-Sep-06         114,488.63      96,738,080.04      3,629,542.91      55,193,546.26       4,512,685.20      44,647,102.71
    12    25-Oct-06         115,406.27      96,622,673.77      3,371,631.04      51,821,915.22       4,025,377.12      40,621,725.58
    13    25-Nov-06         116,331.31      96,506,342.46      3,294,101.79      48,527,813.43       3,905,754.57      36,715,971.02
    14    25-Dec-06         117,263.80      96,389,078.66      3,218,344.66      45,309,468.78       3,789,672.61      32,926,298.41
    15    25-Jan-07         118,203.80      96,270,874.87      3,144,319.31      42,165,149.47       3,677,026.74      29,249,271.67
    16    25-Feb-07         119,151.37      96,151,723.50      3,071,986.29      39,093,163.17       3,567,715.57      25,681,556.10
    17    25-Mar-07         120,106.57      96,031,616.93      3,001,307.08      36,091,856.09       3,461,640.65      22,219,915.46
    18    25-Apr-07         121,069.47      95,910,547.46      2,932,244.01      33,159,612.08       3,358,706.45      18,861,209.00
    19    25-May-07         122,040.13      95,788,507.32      2,864,760.26      30,294,851.82       3,258,820.27      15,602,388.74
    20    25-Jun-07         123,018.61      95,665,488.71      2,798,819.87      27,496,031.95       3,161,892.11      12,440,496.63
    21    25-Jul-07         124,004.98      95,541,483.73      2,734,387.68      24,761,644.28       3,067,834.65       9,372,661.98
    22    25-Aug-07         124,999.29      95,416,484.44      2,671,429.32      22,090,214.95       2,976,563.11       6,396,098.87
    23    25-Sep-07         126,001.61      95,290,482.83      2,609,911.24      19,480,303.71       2,887,995.25       3,508,103.62
    24    25-Oct-07         127,012.01      95,163,470.82      2,549,800.61      16,930,503.10       2,802,051.21         706,052.41
    25    25-Nov-07         128,030.55      95,035,440.27      2,491,065.37      14,439,437.74         706,052.41               0.00
    26    25-Dec-07         129,057.30      94,906,382.96      2,433,674.17      12,005,763.57
    27    25-Jan-08         130,092.33      94,776,290.63      2,377,596.39       9,628,167.17
    28    25-Feb-08         131,135.70      94,645,154.94      2,322,802.11       7,305,365.07
    29    25-Mar-08         132,187.47      94,512,967.47      2,269,262.06       5,036,103.01
    30    25-Apr-08         133,247.72      94,379,719.74      2,216,947.67       2,819,155.34
    31    25-May-08         134,316.52      94,245,403.22      2,165,830.99         653,324.35
    32    25-Jun-08         135,393.94      94,110,009.28        653,324.35               0.00
    33    25-Jul-08         136,480.03      93,973,529.25
    34    25-Aug-08         137,574.89      93,835,954.37
    35    25-Sep-08         138,678.56      93,697,275.80
    36    25-Oct-08         139,791.14      93,557,484.66
    37    25-Nov-08         140,912.68      93,416,571.98
    38    25-Dec-08         142,043.27      93,274,528.71
    39    25-Jan-09         143,182.97      93,131,345.74
    40    25-Feb-09         144,331.86      92,987,013.88
    41    25-Mar-09         145,490.01      92,841,523.86
    42    25-Apr-09         146,657.51      92,694,866.35
    43    25-May-09         147,834.41      92,547,031.94
    44    25-Jun-09         149,020.81      92,398,011.14
    45    25-Jul-09         150,216.77      92,247,794.37
    46    25-Aug-09         151,422.37      92,096,371.99
    47    25-Sep-09         152,637.70      91,943,734.29
    48    25-Oct-09         153,862.83      91,789,871.46
    49    25-Nov-09         155,097.84      91,634,773.61
    50    25-Dec-09         156,342.81      91,478,430.80
    51    25-Jan-10         157,597.83      91,320,832.97
    52    25-Feb-10         158,862.96      91,161,970.01
    53    25-Mar-10         160,138.30      91,001,831.72
    54    25-Apr-10         161,423.92      90,840,407.79
    55    25-May-10         162,719.92      90,677,687.87
    56    25-Jun-10         164,026.37      90,513,661.50
    57    25-Jul-10         165,343.36      90,348,318.14
    58    25-Aug-10         166,670.97      90,181,647.17
    59    25-Sep-10         168,009.30      90,013,637.87
    60    25-Oct-10         169,358.42      89,844,279.45
    61    25-Nov-10         170,718.43      89,673,561.02
    62    25-Dec-10         172,089.41      89,501,471.61
    63    25-Jan-11         173,471.45      89,328,000.17
    64    25-Feb-11         174,864.64      89,153,135.53
    65    25-Mar-11         176,269.07      88,976,866.45
    66    25-Apr-11         177,684.84      88,799,181.61
    67    25-May-11         179,112.03      88,620,069.58
    68    25-Jun-11         180,550.74      88,439,518.84
    69    25-Jul-11         182,001.06      88,257,517.78
    70    25-Aug-11         183,463.08      88,074,054.69
    71    25-Sep-11         184,936.91      87,889,117.79
    72    25-Oct-11         186,422.62      87,702,695.16
    73    25-Nov-11         187,920.33      87,514,774.83
    74    25-Dec-11         189,430.13      87,325,344.70
    75    25-Jan-12         190,952.12      87,134,392.58
    76    25-Feb-12         192,486.39      86,941,906.20
    77    25-Mar-12         194,033.04      86,747,873.16
    78    25-Apr-12         195,592.18      86,552,280.98
    79    25-May-12         197,163.91      86,355,117.07
    80    25-Jun-12         198,748.32      86,156,368.75
    81    25-Jul-12         200,345.53      85,956,023.22
    82    25-Aug-12         201,955.63      85,754,067.60
    83    25-Sep-12         203,578.73      85,550,488.87
    84    25-Oct-12         205,214.93      85,345,273.94
    85    25-Nov-12         206,864.35      85,138,409.60
    86    25-Dec-12         208,527.08      84,929,882.51
    87    25-Jan-13         210,203.24      84,719,679.28
    88    25-Feb-13         211,892.93      84,507,786.34
    89    25-Mar-13         213,596.27      84,294,190.07
    90    25-Apr-13         215,313.37      84,078,876.70
    91    25-May-13         217,044.33      83,861,832.37
    92    25-Jun-13         218,789.27      83,643,043.10



-----------------------------------------------------------------------------------------------
                                     45 CPR                                60 CPR
Period Date               Principal           Balance           Principal           Balance
Total                   104,902,000.00                        104,902,000.00
-----------------------------------------------------------------------------------------------
     0    10-Nov-05               0.00     104,902,000.00               0.00     104,902,000.00
     1    25-Nov-05      10,178,833.73      94,723,166.27      14,860,306.36      90,041,693.64
     2    25-Dec-05       9,468,106.29      85,255,059.98      13,555,291.44      76,486,402.20
     3    25-Jan-06       8,993,012.40      76,262,047.58      12,542,475.77      63,943,926.43
     4    25-Feb-06       8,554,937.26      67,707,110.33      11,617,673.36      52,326,253.08
     5    25-Mar-06       8,176,979.36      59,530,130.96      10,797,141.43      41,529,111.65
     6    25-Apr-06       7,742,303.74      51,787,827.22       9,968,335.97      31,560,775.68
     7    25-May-06       7,377,466.93      44,410,360.29       9,244,635.18      22,316,140.50
     8    25-Jun-06       7,007,294.77      37,403,065.52       8,553,873.52      13,762,266.99
     9    25-Jul-06       6,677,632.81      30,725,432.71       7,933,736.13       5,828,530.86
    10    25-Aug-06       6,342,595.01      24,382,837.70       5,828,530.86               0.00
    11    25-Sep-06       6,034,466.63      18,348,371.07
    12    25-Oct-06       5,727,119.58      12,621,251.49
    13    25-Nov-06       5,050,464.93       7,570,786.56
    14    25-Dec-06       4,802,522.74       2,768,263.82
    15    25-Jan-07       2,768,263.82               0.00
    16    25-Feb-07
    17    25-Mar-07
    18    25-Apr-07
    19    25-May-07
    20    25-Jun-07
    21    25-Jul-07
    22    25-Aug-07
    23    25-Sep-07
    24    25-Oct-07
    25    25-Nov-07
    26    25-Dec-07
    27    25-Jan-08
    28    25-Feb-08
    29    25-Mar-08
    30    25-Apr-08
    31    25-May-08
    32    25-Jun-08
    33    25-Jul-08
    34    25-Aug-08
    35    25-Sep-08
    36    25-Oct-08
    37    25-Nov-08
    38    25-Dec-08
    39    25-Jan-09
    40    25-Feb-09
    41    25-Mar-09
    42    25-Apr-09
    43    25-May-09
    44    25-Jun-09
    45    25-Jul-09
    46    25-Aug-09
    47    25-Sep-09
    48    25-Oct-09
    49    25-Nov-09
    50    25-Dec-09
    51    25-Jan-10
    52    25-Feb-10
    53    25-Mar-10
    54    25-Apr-10
    55    25-May-10
    56    25-Jun-10
    57    25-Jul-10
    58    25-Aug-10
    59    25-Sep-10
    60    25-Oct-10
    61    25-Nov-10
    62    25-Dec-10
    63    25-Jan-11
    64    25-Feb-11
    65    25-Mar-11
    66    25-Apr-11
    67    25-May-11
    68    25-Jun-11
    69    25-Jul-11
    70    25-Aug-11
    71    25-Sep-11
    72    25-Oct-11
    73    25-Nov-11
    74    25-Dec-11
    75    25-Jan-12
    76    25-Feb-12
    77    25-Mar-12
    78    25-Apr-12
    79    25-May-12
    80    25-Jun-12
    81    25-Jul-12
    82    25-Aug-12
    83    25-Sep-12
    84    25-Oct-12
    85    25-Nov-12
    86    25-Dec-12
    87    25-Jan-13
    88    25-Feb-13
    89    25-Mar-13
    90    25-Apr-13
    91    25-May-13
    92    25-Jun-13

------------------------------------------------------------------------------------------------------------------------------------
                                       0 CPR                               24 CPR                               30 CPR
Period Date                Principal          Balance           Principal         Balance            Principal           Balance
Total                   104,902,000.00                        104,902,000.00                       104,902,000.00
------------------------------------------------------------------------------------------------------------------------------------
    93    25-Jul-13         220,548.30      83,422,494.80
    94    25-Aug-13         222,321.54      83,200,173.26
    95    25-Sep-13         224,109.10      82,976,064.16
    96    25-Oct-13         225,911.10      82,750,153.05
    97    25-Nov-13         227,727.66      82,522,425.40
    98    25-Dec-13         229,558.88      82,292,866.51
    99    25-Jan-14         231,404.90      82,061,461.61
   100    25-Feb-14         233,265.83      81,828,195.78
   101    25-Mar-14         235,141.80      81,593,053.98
   102    25-Apr-14         237,032.92      81,356,021.06
   103    25-May-14         238,939.32      81,117,081.74
   104    25-Jun-14         240,861.12      80,876,220.63
   105    25-Jul-14         242,798.44      80,633,422.19
   106    25-Aug-14         244,751.42      80,388,670.77
   107    25-Sep-14         246,720.18      80,141,950.59
   108    25-Oct-14         248,704.84      79,893,245.75
   109    25-Nov-14         250,705.54      79,642,540.21
   110    25-Dec-14         252,722.41      79,389,817.80
   111    25-Jan-15         254,755.58      79,135,062.22
   112    25-Feb-15         256,805.17      78,878,257.05
   113    25-Mar-15         258,871.33      78,619,385.72
   114    25-Apr-15         260,954.18      78,358,431.54
   115    25-May-15         262,882.39      78,095,549.15
   116    25-Jun-15         264,997.49      77,830,551.65
   117    25-Jul-15         267,129.69      77,563,421.97
   118    25-Aug-15         268,489.17      77,294,932.80
   119    25-Sep-15         270,650.35      77,024,282.45
   120    25-Oct-15         272,829.00      76,751,453.45
   121    25-Nov-15         275,025.26      76,476,428.19
   122    25-Dec-15         277,239.28      76,199,188.92
   123    25-Jan-16         279,471.20      75,919,717.72
   124    25-Feb-16         281,721.17      75,637,996.55
   125    25-Mar-16         283,989.33      75,354,007.22
   126    25-Apr-16         286,275.83      75,067,731.39
   127    25-May-16         288,580.82      74,779,150.57
   128    25-Jun-16         290,904.45      74,488,246.12
   129    25-Jul-16         293,246.87      74,194,999.26
   130    25-Aug-16         295,608.23      73,899,391.02
   131    25-Sep-16         297,988.69      73,601,402.33
   132    25-Oct-16         300,388.41      73,301,013.92
   133    25-Nov-16         302,807.53      72,998,206.39
   134    25-Dec-16         305,246.21      72,692,960.18
   135    25-Jan-17         307,704.63      72,385,255.55
   136    25-Feb-17         310,182.92      72,075,072.63
   137    25-Mar-17         312,681.26      71,762,391.37
   138    25-Apr-17         315,199.82      71,447,191.55
   139    25-May-17         317,738.74      71,129,452.81
   140    25-Jun-17         320,298.20      70,809,154.61
   141    25-Jul-17         322,878.37      70,486,276.23
   142    25-Aug-17         325,479.41      70,160,796.82
   143    25-Sep-17         328,101.50      69,832,695.32
   144    25-Oct-17         330,744.79      69,501,950.53
   145    25-Nov-17         333,409.48      69,168,541.05
   146    25-Dec-17         336,095.72      68,832,445.33
   147    25-Jan-18         338,803.70      68,493,641.63
   148    25-Feb-18         341,533.59      68,152,108.04
   149    25-Mar-18         344,285.56      67,807,822.48
   150    25-Apr-18         347,059.81      67,460,762.67
   151    25-May-18         349,856.51      67,110,906.16
   152    25-Jun-18         352,675.83      66,758,230.33
   153    25-Jul-18         355,517.97      66,402,712.36
   154    25-Aug-18         358,383.12      66,044,329.24
   155    25-Sep-18         361,271.45      65,683,057.80
   156    25-Oct-18         364,183.15      65,318,874.64
   157    25-Nov-18         367,118.42      64,951,756.22
   158    25-Dec-18         370,077.45      64,581,678.77
   159    25-Jan-19         373,060.43      64,208,618.34
   160    25-Feb-19         376,067.55      63,832,550.79
   161    25-Mar-19         379,099.01      63,453,451.78
   162    25-Apr-19         382,155.01      63,071,296.76
   163    25-May-19         385,235.75      62,686,061.01
   164    25-Jun-19         388,341.43      62,297,719.58
   165    25-Jul-19         391,472.25      61,906,247.33
   166    25-Aug-19         394,628.41      61,511,618.92
   167    25-Sep-19         397,810.13      61,113,808.79
   168    25-Oct-19         401,017.60      60,712,791.18
   169    25-Nov-19         404,251.05      60,308,540.14
   170    25-Dec-19         407,510.67      59,901,029.47
   171    25-Jan-20         410,796.68      59,490,232.79
   172    25-Feb-20         414,109.30      59,076,123.49
   173    25-Mar-20         417,448.74      58,658,674.74
   174    25-Apr-20         419,431.87      58,239,242.87
   175    25-May-20       5,322,664.41      52,916,578.46
   176    25-Jun-20      52,916,578.46                  0



-----------------------------------------------------------------------------------------------
                                     45 CPR                                60 CPR
Period Date                Principal           Balance           Principal           Balance
Total                   104,902,000.00                        104,902,000.00
-----------------------------------------------------------------------------------------------
    93    25-Jul-13
    94    25-Aug-13
    95    25-Sep-13
    96    25-Oct-13
    97    25-Nov-13
    98    25-Dec-13
    99    25-Jan-14
   100    25-Feb-14
   101    25-Mar-14
   102    25-Apr-14
   103    25-May-14
   104    25-Jun-14
   105    25-Jul-14
   106    25-Aug-14
   107    25-Sep-14
   108    25-Oct-14
   109    25-Nov-14
   110    25-Dec-14
   111    25-Jan-15
   112    25-Feb-15
   113    25-Mar-15
   114    25-Apr-15
   115    25-May-15
   116    25-Jun-15
   117    25-Jul-15
   118    25-Aug-15
   119    25-Sep-15
   120    25-Oct-15
   121    25-Nov-15
   122    25-Dec-15
   123    25-Jan-16
   124    25-Feb-16
   125    25-Mar-16
   126    25-Apr-16
   127    25-May-16
   128    25-Jun-16
   129    25-Jul-16
   130    25-Aug-16
   131    25-Sep-16
   132    25-Oct-16
   133    25-Nov-16
   134    25-Dec-16
   135    25-Jan-17
   136    25-Feb-17
   137    25-Mar-17
   138    25-Apr-17
   139    25-May-17
   140    25-Jun-17
   141    25-Jul-17
   142    25-Aug-17
   143    25-Sep-17
   144    25-Oct-17
   145    25-Nov-17
   146    25-Dec-17
   147    25-Jan-18
   148    25-Feb-18
   149    25-Mar-18
   150    25-Apr-18
   151    25-May-18
   152    25-Jun-18
   153    25-Jul-18
   154    25-Aug-18
   155    25-Sep-18
   156    25-Oct-18
   157    25-Nov-18
   158    25-Dec-18
   159    25-Jan-19
   160    25-Feb-19
   161    25-Mar-19
   162    25-Apr-19
   163    25-May-19
   164    25-Jun-19
   165    25-Jul-19
   166    25-Aug-19
   167    25-Sep-19
   168    25-Oct-19
   169    25-Nov-19
   170    25-Dec-19
   171    25-Jan-20
   172    25-Feb-20
   173    25-Mar-20
   174    25-Apr-20
   175    25-May-20
   176    25-Jun-20